SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported)
                                  June 11, 1997



                                  biosys, inc.
             (Exact name of registrant as specified in its charter)



Delaware                              0-19819                94-2878645
(State or other jurisdiction of (Commission file number)   (I.R.S. Employer
incorporation or organization)                             Identification No.)



10015 Old Columbia Road, Suite H-120, Columbia, Maryland         21046
    (Address of principal executive offices)                   (Zip Code)



                                  410-290-6265
              (Registrant's telephone number, including area code)





                      This Current Report contains 7 pages.

Item 5.  Other Events

         On June 11, 1997, biosys, inc. and its wholly-owned subsidiaries, Crop Genetics International Corporation and AgriDyne Technologies, Inc. (collectively the "Debtors"), filed a Monthly Operating Report for the month ended March 31, 1997 with the United States Bankruptcy Court for the District of Maryland (the "Bankruptcy Court").

         Included in the Monthly Operating Report filed with the Bankruptcy Court are an unaudited condensed consolidated balance sheet as of March 31, 1997 and statements of operations for the Debtors for the month ended March 31, 1997 and three-month period ended March 31, 1997. Annexed hereto are the unaudited condensed consolidated balance sheet and statements of operations referred to above, and the notes thereto.

                                   SIGNATURES


         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                           biosys, inc.



Date:    June 12, 1997                     By:      /s/   Michael R.N. Thomas
                                                    -------------------------
                                                    Michael R.N. Thomas
                                                    Vice President, Chief
                                                     Financial Officer and
                                                     Secretary/Treasurer
                          biosys, inc. and Subsidiaries
                 Unaudited Condensed Consolidated Balance Sheet
                                 March 31, 1997



                                                    (CGI)          Total Company
                                biosys              Crop              Consol
                     ----------------------------------------------------------

Current assets:

Cash and equivalents           6,630,883            12,453           6,643,336
Restricted cash                1,009,774                             1,009,774
Short-term investment             88,237                                88,237
                     ----------------------------------------------------------

Total cash & equivalents       7,728,894            12,453           7,741,347

Accounts receivable - trade      132,682           101,283             233,965
Accounts receivable - other      183,533                               183,533
Prepaids                          32,005                                32,005
Intercompany                 (4,421,545)         4,421,545                   0
                     ----------------------------------------------------------

Total current assets           3,655,569         4,535,281           8,190,850

Other assets                     106,096            11,202             117,298
                     ----------------------------------------------------------

Total assets                   3,761,665         4,546,483           8,308,148
                     ==========================================================





Liabilities:

Accounts payable-trade            228,678                               228,678
Accrued expenses                  820,000            76,450             896,450
Accrued compensation               34,228                                34,228
                     ----------------------------------------------------------

Total current liabilities       1,082,906            76,450           1,159,356

Prepetition liabilities:
Accounts payable                3,640,790            52,273           3,693,063
Accrued expenses                  724,185           260,999             985,184
Accrued compensation              154,102           341,276             495,378
Long-term debt                  1,394,982         2,449,087           3,844,069
                     ----------------------------------------------------------

Total Prepetition liabilities   5,914,059         3,103,635           9,017,694

Total liabilities               6,996,965         3,180,085          10,177,050

Shareholders' equity:

Common stock                      477,549                               477,549
Paid in capital                81,216,945        64,965,951         146,182,896
1/1/97 deficit                (86,167,711)      (63,569,574)       (149,737,285)
Current year income/(loss)      1,237,917          (29,979)           1,207,938
                     ----------------------------------------------------------

Total equity                   (3,235,300)         1,366,398         (1,868,902)

Total liab. & equity            3,761,665         4,546,483           8,308,148
                     ==========================================================




See accompanying notes to unaudited condensed consolidated financial statements biosys, inc. and Subsidiaries
            Unaudited Condensed Consolidated Statement of Operations
                       For the Month Ended March 31, 1997



                                                   (CGI)          Total Company
                              biosys               Crop              Consol
                     ----------------------------------------------------------

Revenues:

Product
Kleentek
BCS
Intercompany
                     ----------------------------------------------------------

Gross revenues

Discounts
Sales returns
                     ----------------------------------------------------------

Net revenues

COGS Product
COGS Kleentek
                     ----------------------------------------------------------

Total cost of goods

Gross profit

Operating expenses*               303,188               3,769           306,957
                     ----------------------------------------------------------

Operating income (loss)          (303,188)             (3,769)         (306,957)

Other income (exp)

Misc. income                       (2,697)                               (2,697)
Interest income                    25,165                                25,165
Interest expense                      (62)                                  (62)
Reorganization costs             (115,762)                             (115,762)
Loss on sale of assets
Transaction gain/loss
                     ----------------------------------------------------------

Total other inc (exp)             (93,356)                              (93,356)
                     ----------------------------------------------------------

Net income (loss)                (396,544)             (3,769)         (400,313)
                     ==========================================================


 * Includes premium paid of $192,000 for new directors and officers liability insurance coverage as agreed with creditors committee. This premium provides coverage for a forty month period, however the full charge has been taken to operations in the period paid.




See accompanying notes to unaudited condensed consolidated financial statements biosys, inc. and Subsidiaries
            Unaudited Condensed Consolidated Statement of Operations
                    For the Three Months Ended March 31, 1997



                                                 (CGI)            Total                                            Total Company
                               biosys            Crop              U.S.              BCS              Elim            Consol
                           --------------------------------------------------------------------------------------------------------

Revenues:

Product                        222,794                            222,794                                              222,794
Kleentek
BCS                                                                                 149,824            3,880           145,944
Intercompany
                          ---------------------------------------------------------------------------------------------------------

Gross revenues                 222,794                            222,794           149,824            3,880           368,738

Discounts                      (48,374)                           (48,374)                                             (48,374)
Sales returns                  (18,000)                           (18,000)                                             (18,000)
                          ---------------------------------------------------------------------------------------------------------

Net revenues                   156,420                            156,420           149,824            3,880           302,364

COGS Product                   241,561                            241,561           170,398            3,880           408,079
COGS Kleentek
                          ---------------------------------------------------------------------------------------------------------

Total cost of goods            241,561                            241,561           170,398            3,880           408,079

Gross profit                   (85,141)                           (85,141)          (20,574)                0         (105,715)

Operating expenses             911,928            26,229          938,157           118,223                          1,056,380
                          ---------------------------------------------------------------------------------------------------------

Operating income (loss)       (997,069)          (26,229)      (1,023,298)         (138,797)                        (1,162,095)

Other income (exp)

Misc. income                     7,116                              7,116                                                7,116
Interest income                 64,642                             64,642                                               64,642
Interest expense               (23,431)                           (23,431)                                             (23,431)
Reorganization costs          (189,085)           (3,750)        (192,835)                                            (192,835)
Gain on sale of assets       2,375,744                          2,375,744           135,072                          2,510,816
Transaction gain/loss                                                                 3,725                              3,725
                          ---------------------------------------------------------------------------------------------------------

Total other inc (exp)        2,234,986           (3,750)        2,231,236           138,797                          2,370,033
                          ---------------------------------------------------------------------------------------------------------

Net income (loss)            1,237,917          (29,979)        1,207,938                 0                0         1,207,938
                          =========================================================================================================



See accompanying notes to unaudited condensed consolidated financial statements



         Notes to Unaudited Condensed Consolidated Financial Statements



1. biosys, inc. (the "Company") and its wholly-owned subsidiaries, Crop Genetics International Corporation and AgriDyne Technologies, Inc. (collectively, the "Debtors"), filed for bankruptcy under Chapter 11 of the Bankruptcy Code on September 27, 1996, and are operating as debtors-in-possession pursuant to the federal bankruptcy laws. On January 17, 1997, the Debtors sold substantially all of their assets to Thermo Trilogy Corporation. The Debtors ceased the manufacture and sale of commercial products concurrent with this sale of assets. The proceeds of the Debtors' sale of assets will be distributed to the Debtors' creditors in accordance with the priorities established under the bankruptcy laws and the Debtors do not expect that there will be any funds remaining for the Debtor's equity holders, whether preferred or common, after distribution to secured creditors, administrative and priority claimants, and unsecured creditors.

2. The accompanying unaudited condensed consolidated financial statements have been prepared using the historical cost basis of accounting. Any necessary adjustments to the historical cost basis due to the Debtors bankruptcy as described in note 1. above, including the application of the liquidation basis of accounting, have not been considered in the preparation of the unaudited condensed consolidated financial statements. These adjustments, if any, could be material to the Debtors' consolidated financial statements.

3. The accompanying unaudited condensed consolidated financial statements do not reflect all of the claims asserted against the Debtors by purported creditors in their bankruptcy cases, the allowance and/or priority of which the Debtors may challenge.

4. In light of the Company's status as a debtor-in-possession and the sale of substantially all the Debtors' assets on January 17, 1997, the Company has determined to cease filing periodic reports under Section 13(a) of the Securities Exchange Act of 1934. Rather, the Company has determined to file under cover of Form 8-K with the Securities and Exchange Commission (the "Commission") copies of all financial reports that the Debtors are required to file with the Bankruptcy Court and the United States Trustee and to report under cover of Form 8-K material developments relating to the distribution to creditors of amounts realized from the sale of the Debtors' assets, including the aggregate amounts and completion of such distributions. The Company currently has pending before the staff of the Commission a request not to recommend enforcement action to the Commission for the Company's implementation of the above modified reporting procedures in lieu of continued compliance with
Section 13(a) of the Securities Exchange Act. No formal response has been received from the staff of the Commission relative to the Company's request.